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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Align Technology, Inc. of our report dated August 18, 2000, except for Note 11 for which the date is January 4, 2000, relating to the consolidated financial statements, which appears in Amendment No. 3 of the Registration Statement on Form S-1 (No. 333-49932) of Align Technology, Inc.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 5, 2001